UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 3, 2014

Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 3, 2014, Merit Medical Systems, Inc. (“Merit”) issued a press release announcing Merit’s anticipated sales and earnings guidance for the fiscal year ending December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Also on March 3, 2014, Merit held a conference call with the financial community to discuss Merit’s anticipated sales and earnings guidance for the fiscal year ending December 31, 2014. A transcript of that conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The furnished transcript has been selectively edited to facilitate understanding of the information communicated during the conference call.

The information set forth in the attached press release and transcript is intended to be considered in the context of Merit’s filings with the Securities and Exchange Commission and other public announcements that Merit may make, from time to time, by press release or otherwise. Merit undertakes no duty or obligation to publicly update the information contained in the attached press release or transcript, although it may do so from time to time as it determines is necessary. Any updates may be made through the filing of other reports with the Securities and Exchange Commission, through press releases, or by other public disclosures. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates and projections are subject to change and are not intended to be relied upon as predictions of future operating or financial results or financial position, and Merit assumes no obligation to update or disclose revisions to those estimates or projections. The information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 attached hereto is qualified in all respects by, and is subject in all respects to, the statement set forth in the press release addressing “forward-looking statements,” as well as comments in Merit’s conference call regarding forward-looking statements.

The information contained in this Item 7.01 and in the attached Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not deemed incorporated by reference by any general statements incorporating by reference this Current Report or future filings into any filings under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that Merit specifically incorporates the information by reference. The furnishing of particular information in this Current Report, including Exhibits 99.1 and 99.2 attached hereto, pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by Merit as to the materiality or completeness of any such information that is required to be disclosed solely by reason of Regulation FD promulgated under the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

99.1    Press Release Issued by Merit, dated March 3, 2014, entitled “Merit Medical Announces Sales and Earnings Guidance for 2014”

99.2    Transcript of conference call held by Merit Medical Systems, Inc. on March 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: March 4, 2014	By:	/s/ Rashelle Perry
Rashelle Perry
Chief Legal Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated March 3, 2014, entitled “Merit Medical Announces Sales and Earnings Guidance for 2014”
99.2	Transcript of conference call held by Merit Medical Systems, Inc. on March 3, 2014

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